SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 1, 2003



                             DENBURY RESOURCES INC.
             (Exact name of Registrant as specified in its charter)




                                    DELAWARE
                          (State or other jurisdiction
                        of incorporation or organization)

              1-12935                                         75-2815171
     (Commission File Number)                               (I.R.S. Employer
                                                           Identification No.)


       5100 TENNYSON PARKWAY
             SUITE 3000
            PLANO, TEXAS                                          75024
(Address of principal executive offices)                        (Zip code)



Registrant's telephone number, including area code:           (972)673-2000




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       Exhibits:

       Exhibit No.                  Exhibit
       -----------                  -------

          99        Denbury Press Release, dated May 1, 2003 - Denbury Resources
                    Announces  Record   Production  Levels  First  Quarter  2003
                    Results.


ITEM 9.  REGULATION FD DISCLOSURE.

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure," and Item 12, "Results of Operations and Financial Condition."

On May 1, 2003, Denbury Resources Inc. announced first quarter 2003 earnings. The press release is included in this report as Exhibit 99. Denbury Resources Inc. does not intend for this Item 9 or Exhibit 99 to be incorporated by reference into filings under the Securities Exchange Act of 1934.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                               DENBURY RESOURCES INC.
                                                  (Registrant)


Date: May 1, 2003               By:           /s/ Phil Rykhoek
                                    --------------------------------------------
                                                  Phil Rykhoek
                                    Sr. Vice President & Chief Financial Officer